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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 20, 1999

                         Commission file number: 0-16148

                             MULTI-COLOR CORPORATION
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Ohio                                                    31-1125853
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(State or other jurisdiction of                      (I.R.S. Employer Identification No.)
incorporation or organization)


205 West Fourth Street, Cincinnati, Ohio                      45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           513-381-1480
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                             MULTI-COLOR CORPORATION
                                    FORM 8-K
                                 Current Report


Item 8.  Change in Fiscal Year

                  On April 20, 1999, Multi-Color Corporation changed its fiscal year end to March 31 beginning March 31, 2000. The report covering the transition will be included in the Company's Form 10-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MULTI-COLOR CORPORATION
                                      ------------------------------------------
                                                    Registrant


Dated: April 26, 1999                 /s/ William R. Cochran
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer




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